SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549






                                     FORM 8-K
                                  CURRENT REPORT





      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




                       Date of Report:  January 19, 1995




                              INTEL CORPORATION
            (Exact name of registrant as specified in its charter)




        Delaware                      0-6217                  94-1672743
 (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)



                2200 Mission College Blvd., Santa Clara, CA 95052
                    (Address of principal executive offices)



                                 408/765-8080
                       (Registrant's telephone number)




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ITEM 5.           OTHER EVENTS.
- -------           -------------
   5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Intel Corporation relating to the settlement of all outstanding legal disputes between Intel Corporation and Advanced Micro Devices, Inc.

   5.2 Attached hereto as Exhibit 99.2 and incorporated by reference herein is a press release of Intel Corporation relating to earnings for the year ended December 31, 1994.


ITEM 7.           Financial Statements, Pro Forma Financial Information
- -------           and Exhibits.
                  -----------------------------------------------------
Exhibit 99.1      Press Release of Intel Corporation dated January 11, 1995

Exhibit 99.2      Press Release of Intel Corporation dated January 17, 1995





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




INTEL CORPORATION




BY:  /s/ F. Thomas Dunlap, Jr.
     -------------------------
     F. Thomas Dunlap, Jr.
     Vice President,
     General Counsel and Secretary


     January 19, 1995
     -----------------